WARRANT LIABILITIES (Tables)	6 Months Ended
Jun. 30, 2025
WARRANT LIABILITIES
Summary of quantitative information regarding Level 3 fair value measurements inputs for the Company's warrants

	As of June 30,	As of December 31,
	2025	2024
Volatility	26.48%	28.41%
Stock price	2.75	3.48
Expected life of the warrants to convert	1.22	1.72
Risk free rate	3.96%	4.25%
Dividend yield	0.0%	0.0%